GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class B, Class C, Institutional, Service, Class IR and
Class R Shares (as applicable) of the

Goldman Sachs Growth and Income Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Mid Cap Value Fund (the “Funds”)

Supplement dated April 28, 2010 to the
Prospectuses dated December 29, 2009 (the “Prospectuses”)

Effective April 28, 2010, the “Service Providers—Fund Managers” section of the Prospectuses is replaced in its entirety with the following:

     FUND MANAGERS

Value Investment Team

■	Stable investment team that on average has two decades of industry experience
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value Investment Team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Global Chief Investment Officer, Goldman Sachs Asset Management	Portfolio Manager— Growth and Income Large Cap Value	Since 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. In 2009, Ms. Rominger was named Global Chief Investment Officer of Goldman Sachs Asset Management. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Sean Gallagher Managing Director, Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

Sean A. Butkus, CFA Vice President	Portfolio Manager— Large Cap Value Mid Cap Value	Since 2007 2007	Mr. Butkus joined the Investment Adviser as a research analyst on the Value team in July 2004 and became a portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in 1998, he worked at Arthur Andersen LLP.

John Arege, CFA Vice President	Portfolio Manager— Large Cap Value Mid Cap Value	Since 2009 2009	Mr. Arege joined the Investment Adviser in 2006 as a Portfolio Manager on the Core Equity team and later joined the US Value Team as a Portfolio Manager in 2007. From 1999 to 2006 he worked at Merrill Lynch Investment Managers where he was a senior analyst on the Value team.

Scott Carroll, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

J. Kelly Flynn Vice President	Portfolio Manager— Growth and Income Mid Cap Value Small Cap Value	Since 2009 2006 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager for the Value team in 2002. Prior to joining the team, Mr. Flynn spent three years at Lazard Asset Management as a Portfolio Manager for Small Cap/Mid Cap Value Products.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Sally Pope Davis Vice President	Portfolio Manager— Small Cap Value	Since 2006	Ms. Pope Davis joined the Investment Adviser as a portfolio manager in August 2001 for the US Value Team. Prior to joining GSAM in 2001, she was a Relationship Manager for two years in Goldman Sachs Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department.

James Otness, CFA Managing Director	Portfolio Manager— Small Cap Value	Since 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management.

Robert Crystal Vice President	Portfolio Manager— Small Cap Value	Since 2006	Mr. Crystal joined the Investment Adviser as a portfolio manager in March 2006. Prior to joining GSAM, he was a Director at Brant Point: Capital Management LLC from January 2003 to August 2005. From April 1999 to January 2003 he was a Vice President at Schroder Investment Management. Prior to that he was an Assistant Vice President at Wheat First Butcher Singer.

Charles “Brook” Dane, CFA Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2010 2010 2010	Mr. Dane joined the Investment Adviser in 2010 as a portfolio manager for the Value Team. Prior to joining the Investment Adviser, Mr. Dane spent 13 years at Putnam Investments as a research analyst and more recently as a portfolio manager.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Funds’ portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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